UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2012

United Development Funding IV

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54383	26-2775282
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Municipal Way, Suite 100, Grapevine, Texas 76051
(Address of principal executive offices)
(Zip Code)

(214) 370-8960
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 19, 2012, United Development Funding IV (the “Registrant”) filed a Registration Statement on Form S-11 under the Securities Act of 1933, as amended (the “Securities Act”), to register a maximum of $400,000,000 of common shares of beneficial interest to be offered to the public at a purchase price of $20.00 per share on a best efforts basis pursuant to a proposed follow-on public offering and a maximum of $200,000,000 of additional shares pursuant to the distribution reinvestment plan to be offered at a purchase price of $20.00 per share. The Registration Statement on Form S-11 for the proposed follow-on public offering is not yet effective. Accordingly, as provided pursuant to Rule 415 promulgated under the Securities Act, the Registrant is extending its current initial public offering of up to $700,000,000 of common shares of beneficial interest until the earlier of the effective date of the registration statement for the proposed follow-on public offering or May 13, 2013, the date that is 180 days after the third anniversary of the effective date of the Registrant’s current initial public offering.

Realty Capital Securities, LLC, which served as the dealer manager for the Registrant’s initial public offering, will serve as the dealer manager for the proposed follow-on public offering.

The Registrant currently does not intend to offer shares pursuant to the proposed follow-on public offering after such time as the aggregate amount of shares sold pursuant to the Registrant’s current initial public offering and the proposed follow-on public offering, exclusive of shares issued pursuant to the distribution reinvestment plan, equals $700,000,000, such $700,000,000 representing the total amount registered pursuant to the Registrant’s current initial public offering, including shares registered pursuant to the distribution reinvestment plan in such initial public offering. Notwithstanding the foregoing intention, the Registrant may subsequently determine that it is in the best interests of the Registrant and its shareholders to extend the follow-on public offering until the date on which the maximum offering amount has been sold pursuant to the follow-on public offering or for up to three years after the effective date of the follow-on public offering or as permitted under applicable law.

In addition, the prospectus for the Registrant’s current initial public offering provides that, following the fifth anniversary of the termination of the primary portion of the initial public offering, the Registrant will not reinvest the principal repayments received by the Registrant on loans to create or invest in new loans. However, notwithstanding the extension of the Registrant’s initial public offering as described above, the Registrant’s board of directors has determined that following November 12, 2017, which is the fifth anniversary of the date the initial public offering would have terminated but for such extension, the Registrant will not reinvest the principal repayments received by the Registrant on loans to create or invest in new loans, in order to provide the Registrant’s shareholders with increased distributions and provide increased cash flow from which the Registrant may repurchase shares from shareholders wishing to sell their shares (subject to all applicable regulatory requirements and restrictions).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Development Funding IV

Dated: October 19, 2012	By:	/s/ Hollis M. Greenlaw
Hollis M. Greenlaw
Chief Executive Officer